Exhibit 10(h)
                                TOSCO CORPORATION
                          1996 LONG TERM INCENTIVE PLAN

1.       PURPOSE

          The purpose of this Tosco Corporation 1996 Long Term Incentive Plan (the "Plan") is to further the long-term profitable growth of Tosco by offering a long-term incentive in addition to current compensation to eligible employees who will be largely responsible for such growth, to the benefit of the Tosco shareholders. This Plan will replace the granting of Incentive Awards under the Corporation's 1992 Stock Incentive Plan to Participants in this Plan during any Performance Period applicable to them. It is expected that this Plan will encourage such employees to remain with Tosco and will also encourage qualified persons to seek and accept employment with Tosco.

2.       DEFINITIONS

          Terms not otherwise defined herein shall have the following meanings:

          (a) "Tosco" or the "Corporation" means Tosco Corporation, its divisions and subsidiaries.

          (b) "Board" means the Board of directors of Tosco Corporation.

          (c) "Change in Control" shall be deemed to occur (1) upon the approval of the shareholders of Tosco (or if such approval is not required, upon the approval of the Board) of (A) any consolidation or merger of Tosco in which Tosco is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportional ownership of Common Stock of the surviving corporation immediately after the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of Tosco or (C) adoption of any plan or proposal for the liquidation or dissolution of Tosco (2) when any "person" (as defined in Section 3(a)(9) or 13(d) of the Exchange Act), shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 20% of the combined voting power of the Corporation's then outstanding securities without the unanimous approval of the Board, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Tosco's shareholders of each new director during such two-year period was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of such two-year period.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the Compensation Committee of the Board of Directors, which shall consist of at least three members, which members shall serve at the pleasure of the Board. Each member of the Committee (a) shall not be eligible to participate in the Plan, (b) shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act, and (c) from and after the 1996 Annual Meeting, shall be an "outside director" as defined in the regulations under Section 162(m) of the Code.

          (f) "Common Stock" means the common stock, $0.75 par value, of Tosco Corporation.

          (g) "Employee" means an employee selected for participation in the Plan as set forth in Section 5.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" means the average of the high and low prices of Common Stock as quoted on the Composite Tape on the date as of which fair market value is to be determined or, if a weekend or holiday, the next preceding business day.

          (j) "Participant" means any Employee who receives a Performance Unit Award under the Plan for a Performance Period.

          (k) "Performance Goals" mean performance goals as may be established in writing by the Committee and shall be based on the stock price of Common Stock. Such goals may be absolute in their terms or measured against or in relationship to a baseline Common Stock price.

          (l) "Performance Period" means the period of time designated by the Committee applicable to a Performance Unit Award during which the Performance Goals shall be measured and shall not be longer than five (5) years.

          (m) "Performance Unit Award" means an award made pursuant to the provisions of this Plan, the payment of which is contingent upon attainment of Performance Goals.

3.        ADJUSTMENTS IN THE EVENT OF CHANGES IN CAPITALIZATION.

          (a) Adjustments in Certain Events. In the event of any change in the outstanding Common Stock by reason of any stock split, share dividend, or exchange or reclassification of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common stockholders other than cash dividends, the Common Stock price and the number of units awards previously used for Plan purposes shall be computed so as to be on a basis equitable (to both Participants and the Corporation) and equivalent to that before the occurrence of such event.

4.       ADMINISTRATION

          The Committee shall have the authority, consistent with the Plan, to determine the provisions of the performance units to be granted, to interpret the Plan and the performance units granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and the performance units, and generally to conduct and administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all Participants. No amendment shall be made without the Participant's consent which would impair the rights of a Participant under any Performance Unit Award theretofore granted.

5.        ELIGIBILITY

          Performance Unit Awards may be made only to regular, salaried employees of Tosco (but not members of the Committee or any person who serves only as a Director) as selected by the Committee. Any Employee may receive one or more Performance Unit Awards as the Committee shall from time to time determine, and such determinations may be different as to different Employees and may vary as to different awards. Nothing contained in this Plan shall be construed to limit the right of Tosco to grant other forms of incentive compensation otherwise than under this Plan. The Plan or the receipt of a Performance Unit Award shall not confer on any individual any right to continue in the employ of Tosco or interfere in any way with the right of Tosco to terminate his or her employment at any time, with or without cause.

6.        PERFORMANCE UNIT AWARDS

          (a) PERFORMANCE PERIOD. The Performance Period applicable to a Performance Unit Award shall be set forth in writing by the committee no later than 90 days after the commencement of the Performance Period and shall be communicated to each Participant.

          (b) PERFORMANCE GOALS. The Performance Goals applicable to a Performance Unit Award shall be set forth in writing by the Committee no later than 90 days after the commencement of the Performance Period and shall be communicated to each Participant. Performance Goals shall be measured as the difference between a baseline Common Stock price (anticipated to be Fair Market Value as of the beginning of a Performance Period) and the Common Stock price above a target level achieved during each measurement period of a Performance Period.

          (c) In making a Performance Unit Award, the Committee may take into account an Employee's responsibility level, performance, cash compensation level, incentive compensation awards and such other considerations as it deems appropriate. The total amount of all payments made to any Participant under this Plan in any calendar year, except in the event of a Change of Control, as provided in Section 8, or except with respect to the originally scheduled final payment of any Performance Unit Award, shall not exceed 400% of such Participant's total annual compensation (excluding any amount attributable to this Plan) attributable to the calendar year in which an applicable Performance Period commences and the total of all Performance Unit Awards granted for a specific Performance Period shall not exceed one million five hundred thousand units.

          (d) When a Performance Goal is achieved during any measurement period, a participant shall be deemed vested in an amount equal to the Performance Goal achieved multiplied by the number of Performance Units in his or her Performance Unit Award ("Deemed Vested Amount"). Payment with respect to a Performance Unit Award will be made to Participants on the date or dates fixed by the Committee at the time of grant of such Performance Unit Award.

          (e) If a Participant voluntarily terminates his or her employment with the Corporation or retires prior to age 65 (all other than for reason of disability, death, illness, or injury) prior to the scheduled payment date for a Performance Unit Award, all unpaid award amounts shall be forfeited. If a Participant's employment with the Corporation terminates for disability, illness, injury, or non-voluntary reason which would provide for payment under any applicable severance agreement, or termination of employment by the Corporation other than for cause, amounts deemed vested as of the date of termination shall be paid in accordance with the payment schedule applicable to such Performance Award, but no additional amounts will accrue as deemed vested after the date of such termination. For purposes of the Plan, (a) a transfer of an employee from the Corporation to a subsidiary shall not constitute termination of employment and, (b) a leave of absence for compulsory military service, illness, disability, injury, or for any purpose approved by the Corporation, shall not constitute voluntary termination of employment. The beneficiaries or estate of a Participant whose employment terminates because of death will receive a payment equal to the Deemed Vested Amount within 30 days following the death of the Participant.

          (f) In order to be eligible to receive payment for a particular Performance Unit Award, a Participant must be an Employee of Tosco for the 90-day period immediately following the date of grant of that particular Performance Unit Award. This Section 6(f) shall not apply if termination of employment is caused by death, disability, illness, or injury.

          (g) A Participant (or his beneficiaries or estate) may be offered the opportunity to defer the receipt of payment of a Performance Unit Award or any part thereof. All payments shall be subject to withholding for applicable taxes.

7.        NON TRANSFERABILITY AND NO SHAREHOLDER RIGHTS

          The right to receive payment of a Performance Unit Award shall not be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except by will or the laws of descent and distribution) including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or any other manner.

 8.       CHANGE IN CONTROL

          Notwithstanding any limitation set forth in this Plan, at or just prior to the occurrence of a Change in Control, in order to maintain a Participant's rights under the Plan, payment of all unpaid Deemed Vested Amounts shall be made in cash. The amount of cash to be paid to an Employee with respect to the Performance Unit Award in such event shall be the higher of (i) the aggregate of all unpaid Deemed Vested Amounts or (ii) the amount determined by multiplying (x) the number of shares of Common Stock relating to such Performance Unit Award, by (y) the difference between Fair Market Value on the date of Change in control and the Initial Baseline, and (z) subtracting the sum of Deemed Vested Amounts plus previously paid Deemed Vested Amounts. Further, Tosco's obligation with respect to such Performance Unit Award shall be assumed, or equivalent new obligations substituted therefor, by the acquiring or surviving corporation after such Change in Control.

9.        GOVERNING LAW

          The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of New York.

10.       TERMINATION

          Termination of the Plan shall not affect any awards made hereunder which are outstanding on the date of termination and such awards made hereunder continue to be subject to the terms of the Plan notwithstanding its termination. If the Plan has been previously approved by the stockholders, the Corporation may not, without subsequent approval by the shareholders, materially modify (i) the performance measures in Paragraph 6 with respect to covered employees, (ii) the requirements as to eligibility for participation in the Plan, or (iii) otherwise materially increase the benefits accruing to the Employees under the Plan.

                                            Exhibit 10(i)

TOSCO CORPORATION

SENIOR EXECUTIVE RETIREMENT PLAN OF 1990

AS AMENDED AND RESTATED AS OF MAY 15, 1996.  APPLICABLE TO
PARTICIPANTS WHO ARE EMPLOYEES ON OR AFTER THAT DATE

                                TOSCO CORPORATION
                        SENIOR EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS


SECTION                                                       PAGE

PREAMBLE........................................................1

1        DEFINITIONS............................................2

2        ELIGIBILITY FOR BENEFITS...............................5

3        AMOUNT OF RETIREMENT BENEFIT...........................7

4        PAYMENT OF RETIREMENT BENEFITS.........................9

5        DEATH BENEFITS PAYABLE................................11

6        DISABILITY BENEFITS PAYABLE...........................12

7        MISCELLANEOUS.........................................14

PREAMBLE

The principal objective of the Tosco Corporation Senior Executive Retirement Plan of 1990 is to ensure the payment of a competitive level of benefits in order to attract, retain, and motivate selected senior executives. The Plan is designed to provide a benefit which will meet the objective described above. Eligibility for participation in the Plan shall be limited to senior executives selected by a Committee of the Board of Directors. This Plan will be effective as of January 1, 1990.

                                    SECTION 1

                                   DEFINITIONS

1.1 "Average Earnings" means the average (not to exceed $600,000, or such higher amount as may be designated by the Committee) of the Participant's Earnings during the highest three consecutive calendar years; or one or two consecutive calendar years, if the Participant has less than three consecutive calendar years in the averaging period. The averaging period of this definition shall be full calendar years subsequent to 1989. (Note: Commencing as of January 1, 1993, the $600,000 limit set forth above is to be cumulatively escalated for each of 1993, 1994, 1995, and 1996 by the annual urban CPI. The issue of escalation was also reviewed by the Committee prior to the end of 1996. At that time the Committee extended the cumulative escalation to include each of the years 1997, 1998, and 1999, with the matter to be reviewed prior to the end of 1999.)

1.2       "Board of Directors" means the board of directors of Tosco
          Corporation.

1.3 "Committee" means the compensation committee of the Board of Directors of the Company, or any other committee which has been given authority by the Board of Directors to administer this Plan.

1.4       "Company" means Tosco Corporation including its subsidiaries.

1.5 "Dependent Child" means any natural child, legally adopted child, stepchild, foster child, or child under guardianship who resides in the household of the Participant (prior to the death of the Participant or except to attend school) and depends on the Participant (prior to the death of Participant) for principal support and maintenance.

1.6 "Earnings" means base compensation for a calendar year, plus incentive compensation attributable to that calendar year even if paid during the subsequent calendar year, plus deferred compensation that could have been received in cash during the year earned.

1.7 "Participant" means a senior executive of the Company designated as a Participant by the Committee. A senior executive shall become a Participant in the Plan as of the date he is individually selected by, and specifically named in the resolutions of, the Committee for inclusion in the Plan. The initial Participants are set forth in Exhibit A hereto.

1.8 "Plan" means the Tosco Corporation Senior Executive Retirement Plan of 1990, as amended.

1.9 "Retirement" means the termination of a Participant's employment with the Company in accordance with one of the retirement dates specified in Section 2.1.

1.10 "Service" means a Participant's credited years of service under the Plan. Service shall include all full years and partial years of a Participant's employment with the Company on or after January 1, 1990, for all initial participants shall commence on that date, and does not include the measurement period used in computation of amounts paid in respect of a severance or employment contract with the Company.

1.11 "Surviving Spouse" means the individual who is married to the Participant on the earlier of the Participant's Retirement or death.

Where appearing in the Plan, the masculine gender will be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates the contrary.

                                    SECTION 2

                            ELIGIBILITY FOR BENEFITS

2.1 Each Participant is eligible to retire and receive a benefit under this Plan beginning on one of the following dates:

         (a) "Normal Retirement Date," which is the first day of the month following the month in which the Participant reaches age 65 and 3 years of Service.

         (b) "Early Retirement Date," which is the first day of any month following the month in which the Participant ceases employment with the Company, having reached at least age 55 and 3 years of Service.

         (c) "Postponed Retirement Date," which is the first day of the month following the Participant's Normal Retirement Date in which the Participant terminates employment with the Company. Prior approval of the Board of Directors is required for all Service subsequent to a Participant's Normal Retirement Date.

         (d) "Disability Retirement Date," which is the first day of the month following the date the Participant's disability commenced, as reasonably determined by the
                   Committee or as designated by a Social Security
                  Administration award, but not later than the Participant's Normal Retirement Date.

         (e) "Vested Retirement Date," which is the first day of any month following the month in which the Participant's employment with the Company terminates, provided he has 3 years of Service as of the date of termination. Payment shall not commence prior to the date set forth in Section 3.4.

                                    SECTION 3

                          AMOUNT OF RETIREMENT BENEFIT

3.1 The annual retirement benefit payable under the Plan at a Normal Retirement Date shall equal the sum of 6% of Average Earnings times years of Service less than or equal to five, plus 3% of Average Earnings times years of Service greater than five. The maximum annual benefit payable at Normal Retirement Date to any Participant shall be equal to 60% of Average Earnings.

3.2 The annual benefit payable under the Plan at an Early Retirement Date shall be equal to the benefit determined in Section 3.1 reduced by 1.0% for each year his benefit commencement precedes age 65. There is no reduction applied if his age plus years of employment equal or exceed 75.

3.3 The annual benefit payable at a Postponed Retirement Date shall be equal to the benefit determined in accordance with Section 3.1 based on Service and Average Earnings as of the Participant's actual Retirement Date, provided the Board of Directors has given prior approval to the Postponed Retirement.

3.4 The annual benefit payable under a Vested Retirement shall be equal to the benefit determined in Section 3.1, and shall commence no earlier than the first day of the month following the month in which he reaches age 55. This benefit shall be reduced 1.0% for each year his benefit commencement precedes age 65. There is no reduction applied if his age plus years of employment equal or exceed 75 at the time of his termination.

3.5 Any benefit payable under this Section 3 shall be offset by (i) any amounts payable under the Tosco Pension Plan (a defined benefit plan) and (ii) any amounts that are offsets to the benefit payable under said Tosco Pension Plan. [Note: If a participant is granted years of service in excess of his actual employment by Tosco for the purpose of calculating his benefit under the Tosco Pension Plan, which in turn is offset by amounts payable under a predecessor employer's pension plan, his benefit under the SERP shall likewise be offset by the aggregate of such other benefit payments.]

                                    SECTION 4

                         PAYMENT OF RETIREMENT BENEFITS

4.1 Benefits payable in accordance with Section 3 of the Plan will normally commence on the Participant's date of Retirement except in the case of Vested Retirement, when benefits will be payable the first day of the month following the month in which he reaches age 55. Benefits will normally be paid monthly on the first day of each month in the form of a life annuity.

          A Participant may elect to receive benefits at a specified date later than the normal date described above. Further, a Participant may also elect to receive his benefits as an actuarially equivalent lump sum (or, with prior Committee approval, any other actuarially equivalent form). In the computation of any such actuarially equivalent lump sum, the discount rate to be used shall be the average yield on state and local government bonds rated AAA, as published in the Federal Reserve Statistical Release H 15 (519), or its equivalent, for the three (3) month period prior to the payment date. To be effective for payment as of retirement date, such optional payment commencement and/or payment form election must be made prior to January 31, 1991 or at least 12 months before the Participant's termination; further, any change in such election (including revocation of a prior election) must also be made prior to January 31, 1991 or at least 12 months before the Participant's termination, to be effective, PROVIDED HOWEVER, that following retirement, a participant who had previously elected to receive his benefit in the form of a stream of payments may elect to receive his remaining benefit as an actuarially equivalent lump sum, determined as set forth above, PROVIDED FURTHER, such lump sum representing the remaining benefit shall be reduced by a penalty of 10%, unless a change of control has occurred or is expected to occur shortly, in which case the penalty shall be reduced to 5%.

                                    SECTION 5

                             DEATH BENEFITS PAYABLE

5.1 If a Participant should die before Retirement, the Surviving Spouse will receive a benefit equal to 50% of the amount of the Participant's Average Earnings for the lifetime of the Surviving Spouse. Each Dependent Child will receive $1,000 per month ($5,000 per month if both the Participant and Surviving Spouse are deceased) until age 18 or, if a full-time student, age 23. If a Participant has more than three children, a maximum of three times the above benefit shall be divided among the children.

5.2 If a Participant should die after Retirement, the Surviving Spouse will receive a benefit equal to 50% of the Participant's benefit for the lifetime of the Surviving Spouse. Each Dependent Child will receive $1,000 per month ($5,000 per month if both the Participant and Surviving Spouse are deceased) until age 18 or, if a full-time student, age 23. If a Participant has more than three children, a maximum of three times the above benefit shall be divided among the children.

5.3 A Surviving Spouse's benefits will be payable monthly, and will commence on the first day of the month following the month in which the Participant dies. The last payment will be on the first day of the month in which the Surviving Spouse dies.

                                    SECTION 6

                           DISABILITY BENEFITS PAYABLE

6.1 In the event the Committee, or the Social Security Administration by granting a disability award, reasonably determines that a Participant has become totally disabled, the Participant shall be entitled to retire on his Disability Retirement Date. A Participant who becomes beset by a physical or mental condition rendering him substantially unable to perform his duties shall be deemed totally disabled.

6.2 The annual disability benefit will be equal to 60% of the Participant's Average Earnings.

6.3 The disability benefit determined in accordance with Section 6.2 will be reduced by any benefit payable under the Company-sponsored long-term disability plan, as well as any Social Security benefits actually being awarded.

6.4 Disability benefits will be payable monthly and will commence on the Participant's Disability Retirement Date. The last payment will be as of the first of the month during which the disabled Participant either recovers, or dies.

6.5 In the event a disabled Participant dies, a benefit equal to 50% of the amount determined in Section 6.2 will be paid to the Surviving Spouse.

6.6 The Committee may require, no more frequently than once in any calendar year, that a disabled Participant submit medical evidence of disability reasonably satisfactory to the Committee.

                                    SECTION 7

                                  MISCELLANEOUS

7.1 The Committee may, in its sole discretion, terminate, suspend, or amend this Plan at any time or from time to time, in whole or in part; provided, however, no amendment, termination, or suspension of the Plan may adversely affect a Participant's right or the right of a Surviving Spouse or Dependent Child to any benefit as set forth in this Plan as of the day prior to such amendment, termination, or suspension of the Plan.

7.2 Nothing contained herein will confer upon any Participant the right to be retained in the service of the Company, nor will it interfere with the right of the Company to discharge or otherwise deal with Participants without regard to the existence of this Plan.

7.3 This Plan shall be funded by a trust named the Tosco Corporation Senior Executive Retirement Trust.

7.4 Each vested Participant, his spouse, and each Dependent Child until age 18 or, if a full-time student, age 23, shall be entitled to receive medical benefits generally commensurate with those presently
          (1993) received during the Participant's employment. Said benefits will be made available commencing with termination of Participant's employment with the Company (and shall continue following retirement), provided a monthly amount generally equivalent to the amount of the medical payroll deduction presently (1993) applicable to Participant during his employment by the Company is paid. Benefits so provided shall not be less than those provided as of May 15, 1996.

7.5 To the maximum extent permitted by law, no benefit under this Plan shall be assignable or subject in any manner to alienation, sale, transfer, claims of creditors, pledge, attachment, or encumbrances of any kind.

7.6 The Committee may adopt rules and regulations to assist it in the administration of the Plan.

7.7 Each Participant shall receive a copy of this Plan and the Committee will make available for inspection by any Participant a copy of the rules and regulations used by the Committee in administering the Plan.

7.8 This Plan is established under and will be construed according to the laws of the State of Connecticut.

                                           Exhibit 10(j)


TOSCO CORPORATION

SENIOR EXECUTIVE RETIREMENT PLAN OF 1990

AS AMENDED AND RESTATED SEPTEMBER 23, 1993.  APPLICABLE TO
PARTICIPANTS WHO ARE EMPLOYEES ON OR AFTER THAT DATE

                                TOSCO CORPORATION
                        SENIOR EXECUTIVE RETIREMENT PLAN


                                TABLE OF CONTENTS

SECTION                                                       PAGE

PREAMBLE........................................................3
1    DEFINITIONS................................................4
2    ELIGIBILITY FOR BENEFITS...................................6
3    AMOUNT OF RETIREMENT BENEFIT...............................8
4    PAYMENT OF RETIREMENT BENEFITS............................10
5    DEATH BENEFITS PAYABLE....................................12
6    DISABILITY BENEFITS PAYABLE...............................13
7    MISCELLANEOUS.............................................14

PREAMBLE

The principal objective of the Tosco Corporation Senior Executive Retirement Plan of 1990 is to ensure the payment of a competitive level of benefits in order to attract, retain, and motivate selected senior executives. The Plan is designed to provide a benefit which will meet the objective described above. Eligibility for participation in the Plan shall be limited to senior executives selected by a Committee of the Board of Directors. This Plan will be effective as of January 1, 1990.

                                    SECTION 1

                                   DEFINITIONS

1.1 "Average Earnings" means the average (not to exceed $600,000, or such higher amount as may be designated by the Committee) of the Participant's Earnings during the highest three consecutive calendar years; or one or two consecutive calendar years, if the Participant has less than three consecutive calendar years in the averaging period. The averaging period of this definition shall be full calendar years subsequent to 1989. (Note: Commencing as of January 1, 1993, the $600,000 limit set forth above is to be cumulatively escalated for each of 1993, 1994, 1995, and 1996 by the annual urban CPI. The issue of escalation will be reviewed by the Committee prior to the end of 1996.)

1.2       "Board of Directors" means the board of directors of Tosco
          Corporation.

1.3 "Committee" means the compensation committee of the Board of Directors of the Company, or any other committee which has been given authority by the Board of Directors to administer this Plan.

1.4       "Company" means Tosco Corporation including its subsidiaries.

1.5 "Dependent Child" means any natural child, legally adopted child, stepchild, foster child, or child under guardianship who resides in the household of the Participant (prior to the death of the Participant or except to attend school) and depends on the Participant (prior to the death of Participant) for principal support and maintenance.

1.6 "Earnings" means base compensation for a calendar year, plus incentive compensation attributable to that calendar year even if paid during the subsequent calendar year, plus deferred compensation that could have been received in cash during the year earned.

1.7 "Participant" means a senior executive of the Company designated as a Participant by the Committee. A senior executive shall become a Participant in the Plan as of the date he is individually selected by, and specifically named in the resolutions of, the Committee for inclusion in the Plan. The initial Participants are set forth in Exhibit A hereto.

1.8 "Plan" means the Tosco Corporation Senior Executive Retirement Plan of 1990, as amended.

1.9 "Retirement" means the termination of a Participant's employment with the Company in accordance with one of the retirement dates specified in Section 2.1.

1.10 "Service" means a Participant's credited years of service under the Plan. Service shall include all full years and partial years of a Participant's employment with the Company on or after January 1, 1990, for all initial participants shall commence on that date, and does not include the measurement period used in computation of amounts paid in respect of a severance or employment contract with the Company.

1.11 "Surviving Spouse" means the individual who is married to the Participant on the earlier of the Participant's Retirement or death. Where appearing in the Plan, the masculine gender will be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates the contrary.

                                    SECTION 2

                            ELIGIBILITY FOR BENEFITS


2.1 Each Participant is eligible to retire and receive a benefit under this Plan beginning on one of the following dates:

                  (a) "Normal Retirement Date," which is the first day of the month following the month in which the Participant reaches age 65 and 3 years of Service.

                  (b) "Early Retirement Date," which is the first day of any month following the month in which the Participant ceases employment with the Company, having reached at least age 55 and 3 years of Service.

                  (c) "Postponed Retirement Date," which is the first day of the month following the Participant's Normal Retirement Date in which the Participant terminates employment with the Company. Prior approval of the Board of Directors is required for all Service subsequent to a Participant's Normal Retirement Date.

                  (d) "Disability Retirement Date," which is the first day of the month following the date the Participant's total disability commenced, as reasonably determined by the Committee or as designated by a Social Security Administration award, but not later than the Participant's Normal Retirement Date.

                  (e) "Vested Retirement Date," which is the first day of any month following the month in which the Participant's employment with the Company terminates, provided he has 3 years of Service as of the date of termination. Payment shall not commence prior to the date set forth in Section 3.4.

                                    SECTION 3

                          AMOUNT OF RETIREMENT BENEFIT

3.1 The annual retirement benefit payable under the Plan at a Normal Retirement Date shall equal the sum of 6% of Average Earnings times years of Service less than or equal to five, plus 3% of Average Earnings times years of Service greater than five. The maximum annual benefit payable at Normal Retirement Date to any Participant shall be equal to 60% of Average Earnings.

3.2 The annual benefit payable under the Plan at an Early Retirement Date shall be equal to the benefit determined in Section 3.1 reduced by 1.0% for each year his benefit commencement precedes age 65. There is no reduction applied if his age plus years of employment equal or exceed 75.

3.3 The annual benefit payable at a Postponed Retirement Date shall be equal to the benefit determined in accordance with Section 3.1 based on Service and Average Earnings as of the Participant's actual Retirement Date, provided the Board of Directors has given prior approval to the Postponed Retirement.

3.4 The annual benefit payable under a Vested Retirement shall be equal to the benefit determined in Section 3.1, and shall commence no earlier than the first day of the month following the month in which he reaches age 55. This benefit shall be reduced 1.0% for each year his benefit commencement precedes age 65. There is no reduction applied if his age plus years of employment equal or exceed 75 at the time of his termination.

3.5 Any benefit payable under this Section 3 shall be offset by (i) any amounts payable under the Tosco Pension Plan (a defined benefit plan) and (ii) any amounts that are offsets to the benefit payable under said Tosco Pension Plan. [Note: If a participant is granted years of service in excess of his actual employment by Tosco for the purpose of calculating his benefit under the Tosco Pension Plan, which in turn is offset by amounts payable under a predecessor employer's pension plan, his benefit under the SERP shall likewise be offset by the aggregate of such other benefit payments.]

                                    SECTION 4

                         PAYMENT OF RETIREMENT BENEFITS

4.1 Benefits payable in accordance with Section 3 of the Plan will normally commence on the Participant's date of Retirement except in the case of Vested Retirement, when benefits will be payable the first day of the month following the month in which he reaches age 55. Benefits will normally be paid monthly on the first day of each month in the form of a life annuity. A Participant may elect to receive benefits at a specified date later than the normal date described above. Further, a Participant may also elect to receive his benefits as an actuarially equivalent lump sum (or, with prior Committee approval, any other actuarially equivalent form). In the computation of any such actuarially equivalent lump sum, the discount rate to be used shall be the average yield on state and local government bonds rated AAA, as published in the Federal Reserve Statistical Release H 15 (519), or its equivalent, for the three (3) month period prior to the payment date. To be effective for payment as of retirement date, such optional payment commencement and/or payment form election must be made prior to January 31, 1991 or at least 12 months before the Participant's termination; further, any change in such election (including revocation of a prior election) must also be made prior to January 31, 1991 or at least 12 months before the Participant's termination, to be effective, PROVIDED HOWEVER, that following retirement, a participant who had previously elected to receive his benefit in the form of a stream of payments may elect to receive his remaining benefit as an actuarially equivalent lump sum, determined as set forth above, PROVIDED FURTHER, such lump sum representing the remaining benefit shall be reduced by a penalty of 10%, unless a change of control has occurred or is expected to occur shortly, in which case the penalty shall be reduced to 5%.

                                    SECTION 5

                             DEATH BENEFITS PAYABLE

5.1 If a Participant should die before Retirement, the Surviving Spouse will receive a benefit equal to 50% of the amount of the Participant's Average Earnings for the lifetime of the Surviving Spouse. Each Dependent Child will receive $1,000 per month ($5,000 per month if both the Participant and Surviving Spouse are deceased) until age 18 or, if a full time student, age 23. If a Participant has more than three children, a maximum of three times the above benefit shall be divided among the children.

5.2 If a Participant should die after Retirement, the Surviving Spouse will receive a benefit equal to 50% of the Participant's benefit for the lifetime of the Surviving Spouse. Each Dependent Child will receive $1,000 per month ($5,000 per month if both the Participant and Surviving Spouse are deceased) until age 18 or, if a full-time student, age 23. If a Participant has more than three children, a maximum of three times the above benefit shall be divided among the children.

5.3 A Surviving Spouse's benefits will be payable monthly, and will commence on the first day of the month following the month in which the Participant dies. The last payment will be on the first day of the month in which the Surviving Spouse dies.

                                    SECTION 6

                           DISABILITY BENEFITS PAYABLE

6.1 In the event the Committee, or the Social Security Administration by granting a disability award, reasonably determines that a Participant has become totally disabled, the Participant shall be entitled to retire on his Disability Retirement Date.

6.2 The annual disability benefit will be equal to 60% of the Participant's Average Earnings.

6.3 The disability benefit determined in accordance with Section 6.2 will be reduced by any benefit payable under the Company-sponsored long-term disability plan, as well as any Social Security benefits actually being awarded.

6.4 Disability benefits will be payable monthly and will commence on the Participant's Disability Retirement Date. The last payment will be as of the first of the month during which the disabled Participant either recovers, or dies.

6.5 In the event a disabled Participant dies, a benefit equal to 50% of the amount determined in Section 6.2 will be paid to the Surviving Spouse.

6.6 The Committee may require, no more frequently than once in any calendar year, that a disabled Participant submit medical evidence of disability reasonably satisfactory to the Committee.

                                    SECTION 7

                                  MISCELLANEOUS

7.1 The Committee may, in its sole discretion, terminate, suspend, or amend this Plan at any time or from time to time, in whole or in part; provided, however, no amendment, termination, or suspension of the Plan may adversely affect a Participant's right or the right of a Surviving Spouse or Dependent Child to any benefit as set forth in this Plan as of the day prior to such amendment, termination, or suspension of the Plan.

7.2 Nothing contained herein will confer upon any Participant the right to be retained in the service of the Company, nor will it interfere with the right of the Company to discharge or otherwise deal with Participants without regard to the existence of this Plan.

7.3 This Plan shall be funded by a trust named the Tosco Corporation Senior Executive Retirement Trust.

7.4 Each vested Participant, his spouse, and each Dependent Child until age 18 or, if a full-time student, age 23, shall be entitled to receive medical benefits generally commensurate with those presently
          (1993) received during the Participant's employment. Said benefits will be made available commencing with termination of Participant's employment with the Company, provided the recipients of such medical benefits shall pay a monthly amount generally equivalent to the amount of the payroll deduction presently (1993) applicable to Participant during his employment by the Company.

7.5 To the maximum extent permitted by law, no benefit under this Plan shall be assignable or subject in any manner to alienation, sale, transfer, claims of creditors, pledge, attachment, or encumbrances of any kind.

7.6 The Committee may adopt rules and regulations to assist it in the administration of the Plan.

7.7 Each Participant shall receive a copy of this Plan and the Committee will make available for inspection by any Participant a copy of the rules and regulations used by the Committee in administering the Plan.

7.8 This Plan is established under and will be construed according to the laws of the State of Connecticut.